UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

(Rule 14c-101)

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

IHO-AGRO INTERNATIONAL, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

IHO- AGRO INTERNATIONAL, INC.

4th Floor, Section D, Jinhao Pioneering Park

Guanlan Dafu Industrial Zone

Shenzhen, Guangdong, China

86-0755-29737673

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

Approximate Date of Mailing: _________, 2017

TO THE STOCKHOLDERS OF IHO-AGRO INTERNATIONAL, INC.:

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

This notice and accompanying Information Statement is furnished to the holders of shares of common stock, par value $0.0001 per share (the “Common Stock”), of IHO-Agro International, Inc., a Nevada corporation (the “Company”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the actions described below taken by written consent of the holder of a majority of voting power of the issued and outstanding shares of Common Stock:

1.

Effect a reverse stock split (“Reverse Stock Split”) of the outstanding shares of the common stock, par value $0.0001 per share (the “Old Common Stock”), of the Company at the ratio of 20 for 1.

Increase the authorized number of shares (the “Increase in Authorized Shares”) of Common Stock to 150,000,000 comprised of 150,000,000 shares of common stock, par value $0.0001 per share (the “New Common Stock” and, as amended to maintain the par value of the New Common Stock as provided for in the Old Common Stock, the “Common Stock”).

3.	Change the name (the “Name Change”) of the Company to Grandwon Corp.

The purpose of this Information Statement is to notify our stockholders that on November 9, 2017, a stockholder holding a majority of the voting power of our issued and outstanding shares of Common Stock executed a written consent approving the Reverse Stock Split, the Increase in Authorized Shares and the Name Change (collectively, the “Corporate Actions”). In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Actions will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our stockholders.

The written consent that we received constitutes the only stockholder approval required for the Corporate Actions under Nevada law and the Company’s articles of incorporation and bylaws. As a result, no further action by any other stockholder is required to approve this action and we have not and will not be soliciting your approval of the Corporate Actions. The holders of our Common Stock of record at the close of business on November 9, 2017 are not entitled to notice of the stockholder action by written consent under Nevada law but are being provided with notice pursuant to the requirements of the Exchange Act described herein.

This notice and Information Statement are being mailed to our holders of Common Stock of record as of November 9, 2017 on or about __________, 2017. This notice and the accompanying Information Statement are notice of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

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NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

By Order of the Board of Directors,

IHO-AGRO INTERNATIONAL, INC.

/s/ Zhou Yingying
Zhou Yingying Chairman and Chief Executive Officer

_____________, 2017

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ANNEX A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

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IHO-AGRO INTERNATIOANAL, INC.

4th Floor, Section D, Jinhao Pioneering Park

Guanlan Dafu Industrial Zone

Shenzhen, Guangdong, China

86-0755-29737673

INFORMATION STATEMENT

Action by Written Consent of Majority Stockholder

WE ARE NOT ASKING YOU FOR A

PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement is being furnished to the holders of shares of common stock, par value $0.0001 per share (“Common Stock”), of IHO-Agro International Inc., a Nevada corporation, in connection with the action by written consent of the holder of a majority of the voting power of our issued and outstanding shares of Common Stock taken without a meeting to approve the actions described in this Information Statement. In this Information Statement, all references to “the Company,” “IHO-Agro,” “we,” “us” or “our” refer to IHO-Agro International, Inc. We are mailing this Information Statement to our stockholders of record as of November 9, 2017 (“Record Date”) on or about __________, 2017.

Under Rule 14c-2 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions described will not become effective until at least 20 calendar days after the date on which this Information Statement is first mailed to our stockholders.

EXPENSES

The costs of preparing, printing and mailing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

DISSENTERS’ RIGHTS

There are no rights of appraisal or similar rights of dissenters with respect to any matter described in this Information Statement.

INTRODUCTION

Nevada law provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders’ meeting convened for the specific purpose of the action. Nevada law does not require any notice of such action to the stockholders of a Nevada corporation but such notice is being provided hereby pursuant to the requirements of the Exchange Act as described herein.

ACTION BY MAJORITY STOCKHOLDER

On November 9, 2017, the Board of Directors of the Company by unanimous vote by written consent in lieu of meeting adopted resolutions (A) approving a reverse stock split of the issued and outstanding shares of Common Stock at the ratio of 20 for 1 (the “Reverse Stock Split”) and (B) authorized an amendment (“Amendment”) of the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to (i) effect the Reverse Stock Split, (ii) increase the number of authorized shares of the Company’s stock (“Increase in Authorized Shares”) to 150,000,000 by increasing the authorized number of shares of Common Stock to 150,000,000, having the same par value per share as the shares of Common Stock prior to the effectuation of the Reverse and (iii) change the name (“Name Change;” and together with the Reverse Stock Split and the Increase in Authorized Shares, the “Corporate Actions”) of the Corporation to Grandwon Corp.

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On __________, 2017, pursuant to Section 78.320 of the Nevada Revised Statutes (the “NRS”) and as provided by the Company’s articles of incorporation and bylaws, we received a written consent approving (i) the Corporate Actions and (ii) the Amendment from a holder of a majority of the voting power of our issued and outstanding Common Stock (the “Majority Stockholder”). Thus, your consent is not required and is not being solicited in connection with the approval of the Corporate Actions (or the related Amendment to be filed with the Secretary of State of Nevada).

AMENDMENT OF OUR ARTICLES OF INCORPORATION TO EFFECT THE CORPORATE ACTIONS

General

Upon the filing and effectiveness (the “Effective Time”) of the Amendment, (A) each twenty (20) shares of the Corporation’s Common Stock, par value $0.0001 per share issued and outstanding immediately prior to the Effective Time (“Old Shares”) shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (“New Shares”), without any further action by the Corporation or the stockholders of the Corporation, subject to the treatment of fractional share interests as described below, (B) the authorized number of shares of common stock will be increased to 150,000,000 comprised of 150,000,000 shares of Common Stock par value $0.0001 per share all upon the effectiveness of the Amendment and (C) the name of the Corporation shall be changed to Grandwon Corp.

No cash will be paid or distributed as a result of aforementioned Reverse Stock Split, and no fractional shares will be issued. All fractional shares which would otherwise be issued as a result of the Reverse Stock Split will be rounded up to a whole share. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (the “Old Certificates”), shall thereafter represent that number of New Shares of Common Stock into which the Old Shares of Common Stock represented by the Old Certificate shall have been combined, subject to the rounding up of fractional share interests. No certificates for shares of Common Stock of the Company will be issued as a result of the Reverse Stock Split. No holder of record of any Old Certificates is required to surrender any Old Certificate. The registered owner on the books and records of the Company or its transfer agent of any Old Certificate shall have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions based upon the post-reverse split shares.

The Company anticipates that the effective date of the Corporate Actions will be December 11, 2017.

NEITHER THE REVERSE STOCK SPLIT NOR THE INCREASE IN AUTORIZED SHARES CHANGE YOUR PROPORTIONATE EQUITY INTEREST IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OF SHARES PURSUANT TO THE FRACTIONAL SHARES, OR ANY OF YOUR RIGHTS WITH RESPECT TO THE COMMON STOCK.

ACTION ONE: REVERSE STOCK SPLIT

On November 9, 2017, the Board adopted resolutions approving the Amendment to effect the Reverse Stock Split of the outstanding shares of Common Stock at the ratio of 20 for 1 and to increase the number of authorized shares of capital stock of the Company. On November 9, 2017, we received a written consent from the Majority Stockholder approving the Amendment.

Reasons for the Reverse Stock Split

Our Board believes that, among other reasons, the number of outstanding shares of Common Stock has contributed to a lack of investor interest in the Company and has made it difficult for the Company to attract new investors and potential business candidates. Our Board proposed the Reverse Stock Split as one method to attract business opportunities for the Company. Our Board believes that the Reverse Stock Split could increase the stock price of our Common Stock and that the higher stock price could help generate interest in the Company by investors and provide business opportunities and potentially enable the Company to be listed on the [OTCQX]. However, the effect of the Reverse Stock Split, if any, upon the stock price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies like us is varied. Further, we cannot assure you that the stock price of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of Common Stock outstanding as a result of the Reverse Stock Split because, among other things, the stock price of our Common Stock may be based on our performance and other factors as well.

We cannot guarantee to stockholders that the price of our shares of Common Stock will reach or sustain any price level in the future, and it is possible the Reverse Stock Split will have no lasting impact on the Company’s Common Stock share price. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split. Consequently, there can be no assurance that the Reverse Stock Split will achieve its desired results.

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In evaluating the Reverse Stock Split, the Board considered negative factors generally associated with reverse stock splits. Among others, the Board considered the negative perception of reverse stock splits held by some investors, analysts and other market participants, as well as the fact that the stock price of some companies that have affected reverse stock splits have subsequently declined back to pre-reverse stock split levels. Despite these potential negative factors, the Board determined they were outweighed by the potential benefits.

Effects of Reverse Stock Split

The principal effect of the Reverse Stock Split will be a decrease in the number of shares of Common Stock issued and outstanding from 36,209,002 shares as of November 9, 2017, to approximately 1,810,000 shares. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company or proportionate voting power, except to the extent that the Reverse Stock Split results in any of our stockholders holding a fractional share of our Common Stock. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect any rights, privileges or obligations with respect to the shares of Common Stock existing prior to the Reverse Stock Split, nor does it increase or decrease the market capitalization of the Company. The Reverse Stock Split is not a “going private transaction” under Rule 13e-3 of the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Certain Risks Associated with the Reverse Stock Split

After the Reverse Stock Split becomes effective, you will own a lesser number of shares of Common Stock than you presently own. While we hope that the Reverse Stock Split will result in an increase in the potential stock price of our Common Stock, we cannot assure you either that the Reverse Stock split will increase the price by a multiple equal to the inverse of the Reverse Stock Split ratio or that it will result in a sustained increase in the price of our Common Stock (which is dependent upon many factors, including our performance and prospects). If the price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. It is also possible that liquidity could be adversely affected by the reduced number of shares of Common Stock that will be outstanding after the Reverse Stock Split. In addition, the Reverse Stock Split will increase the number of stockholders of the Company who own odd lots (less than 180 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. As a result, we cannot assure you that the Reverse Stock Split will achieve the desired results outlined above.

Because Zhou Yingying, our Chairman and CEO, has the power to vote 1,605,000 shares of the common stock (after giving effect to the Reverse Stock Split) of the Company, representing approximately 88.65% of the voting power of our outstanding Common Stock, the Reverse Stock Split does not have any practical effect on our ability to accomplish a strategic transaction by means of a merger, tender offer, solicitation or otherwise. Both before and after the reverse stock split, Ms. Yingying has the ability to control the outcome of matters submitted to the Company’s stockholders for approval, including the election of most directors and any merger, consolidation, or sale of all or substantially all of its assets.

Effect on Registered and Beneficial Stockholders

Upon the effectiveness of the Reverse Stock Split, the Company intends to treat stockholders holding shares of our Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for beneficial holders holding shares of our Common Stock in “street name;” however, nominees may apply their own specific procedures. If you hold your shares with a bank, broker or other nominee, and have any questions, please contact your nominee.

Procedure for Effecting Reverse Stock Split; No Exchange of Stock Certificates

We anticipate that the Reverse Stock Split will become effective on December 11, 2017, or as soon thereafter as is reasonably practicable (the “Effective Date”). Beginning on the Effective Date, each Old Certificate representing pre-Reverse Stock Split shares of common stock will be deemed to evidence ownership of post-Reverse Stock Split shares of Common Stock. Stockholders do not need to exchange their existing stock certificates.

Some owners of Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership, but they are provided with a statement reflecting the number of shares registered to them. If you hold shares in book-entry form with our transfer agent, no action is required. A transaction statement will automatically be sent to your address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.

No certificates for Company’s shares of Common Stock will be issued as a result of the Reverse Stock Split. No holder of record of any Old Certificates is required to surrender any Old Certificate. The registered owner on the books and records of the Company or its transfer agent of any Old Certificate shall have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions based upon the post-reverse split shares.

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Further, prior to filing the Certificate of Amendment reflecting the Reverse Stock Split, we must first notify the Financial Industry Regulatory Authority (“FINRA”) by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the effective date of the Reverse Stock Split. Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES EXCEPT TO REFLECT A TRANSFER AND, IN THAT CASE, SHOULD SUBMIT APPROPRIATE DOCUMENTATION REGARDING THE TRANSFER.

Fractional Shares

No scrip or fractional shares will be issued. If, as a result of the Reverse Stock Split, a stockholder would otherwise become entitled to receive a fractional share of Common Stock, the Company will round up to one whole share of Common Stock.

New CUSIP

A new CUSIP number will be assigned to the Common Stock following the Reverse Stock Split.

Convertible Securities

Commencing at the Effective Time, all outstanding options, warrants and other convertible securities entitling holders to purchase shares of Common Stock will entitle such holders to receive, upon exercise of their securities, 1/20th of the number of shares of Common Stock which such holders may acquire before the Effective Time. In addition, commencing at the Effective Time, the exercise or conversion price of all outstanding options, warrants and other convertible securities of the Company will be increased 20 times, based on the exchange ratio of the Reverse Stock Split.

Par Value Per Share of Common Stock

As a consequence of the Reverse Stock Split, the par value per share of the Company’s Common Stock would be adjusted from $0.0001 per share to $0.002 per share, which reflects the 1-for-20 split ratio. However, the amendment to our articles of incorporation approved by the Board of Directors and our Majority Stockholder provides for a par value per share of $0.0001 upon the Effective Time of the Reverse Stock Split. See “Increase in Authorized Shares” below.

Effect on Voting Rights of, and Dividends on, Common Stock

Proportionate voting rights and other rights of the holders of Common Stock will not be affected by the Reverse Stock Split. The percentage of outstanding shares owned by each stockholder prior to the Reverse Stock Split will remain the same, except for adjustment as a consequence of rounding up of any fractional shares created by the Reverse Stock Split. See “Fractional Shares” above.

We do not believe that the Reverse Stock Split will have any effect with respect to future distributions, if any, to our stockholders, other than in respect of the additional shares issued to all of the Company’s stockholders in the Reverse Stock Split as a consequence of rounding up of any fractional shares created by the Reverse Stock Split.

Effect on Liquidity

The decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Stock Split may decrease the liquidity in our Common Stock if the anticipated beneficial effects do not occur. See “Reasons for the Reverse Stock Split” above.

Certain U.S. Federal Income Tax Consequences

The following summary of certain material federal income tax consequences of the Reverse Stock Split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only, is not intended as tax advice to any person and is not a comprehensive description of the tax consequences that may be relevant to each stockholder’s own particular circumstances. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as stockholders who are subject to the alternative minimum tax, banks, insurance companies, regulated investment companies, personal holding companies, stockholders who are not “United States persons” as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), broker-dealers and tax-exempt entities. This summary is based on the Code, the U.S. Treasury Department regulations thereunder and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service, all of which are subject to change, possibly with retroactive effect. This summary addresses only those stockholders who hold their Old Shares as “capital assets” as defined in the Code (generally, property held for investment), and will hold the New Shares as capital assets.

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Holders of Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the Reverse Stock Split in light of their personal circumstances and the consequences under state, local and foreign tax laws, and also as to any estate or gift tax considerations.

We are structuring the Reverse Stock Split in an effort to obtain the following consequences:

●	the Reverse Stock Split will qualify as a recapitalization under section 368(a)(1)(E) of the Code for U.S. federal income tax purposes;

●	stockholders should not recognize any gain or loss as a result of the Reverse Stock Split;

●	the aggregate basis of a stockholder’s Old Shares will become the aggregate basis of the New Shares held by such stockholder immediately after the Reverse Stock Split; and

●	the holding period of the New Shares will include the stockholder’s holding period for the Old Shares.

The above discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding U.S. federal tax penalties. It was written solely in connection with the proposed Reverse Stock Split of our Common Stock.

No Appraisal Rights

Our stockholders will not have any right to elect to have the fair value of their shares judicially appraised and paid to them in cash in connection with, or as a result of, the Reverse Stock Split.

Effective Date of the Reverse Stock Split

We intend to effectuate the Reverse Stock Split on or about December 11, 2017. However, the exact timing of the Reverse Stock Split will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders, as well as the date of the requisite notice to FINRA described above under “Procedure for Effecting Reverse Stock Split; No Exchange of Stock Certificates.” In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if the Board, in its sole discretion, determines that it is no longer in our best interests and the best interests of our stockholders.

The Reverse Stock Split will become effective upon the filing of Amendment in the form attached hereto as Annex A (the “Amendment”), and its acceptance for record by the Nevada Secretary of State (the “Effective Time”), but in no event prior to the end of the 20-day period following the date on which this Information Statement is mailed first to our stockholders and the delivery of the requisite notice to FINRA.

ACTION TWO: INCREASE IN AUTHORIZED SHARES

The following chart depicts the capitalization structure of the Company both (i) pre-Reverse Stock Split and post-Reverse Stock Split (the post-split shares of common stock may differ slightly based on the number of fractional shares) and (ii) before and after the Increase in the Authorized Shares:

Pre-Reverse Stock Split and Before Increase in Authorized Shares

Authorized Shares of Common Stock	Issued Shares	Authorized but Unissued
40,000,000	36,209,002	3,790,998

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Post-Reserve Stock Split and After Increase in Authorized Shares

Authorized Shares of Common Stock	Issued Shares	Authorized but Unissued
150,000,000	1,810,450	148,189,550

On November 9, 2017, at the same time that the Board adopted resolutions authorizing the Reverse Stock Split, the Board adopted a resolution to increase the authorized shares of the Company and adjust the par value of the Company’s Common Stock upon completion of the Reverse Stock Split. Absent such action, the par value per share of the Company’s Common Stock would become $0.002 per share at the Effective Time of the Reverse Stock Split, which is the equal to current par value of $0.0001 per share multiplied by the Reverse Stock Split ratio of 1-for-20.

Reasons for the Increase in Authorized Shares and Related Par Value Adjustment

The increase in the number of authorized shares of Common Stock means that, together with the decrease in the number of issued and outstanding shares of Common Stock resulting from the Reverse Stock Split, we will have more of our authorized shares available for issuance than we did before the Reverse Stock Split and the Increase in the Authorized Shares. The Board believes that the shares available for issuance as increased by the Increase of Authorized Shares and the Reverse Stock Split allow the Company sufficient flexibility in pursuing financing from investors, meeting business needs as they arise, providing shares available for equity incentives for the Company’s directors, management and employees, taking advantage of favorable opportunities, and responding to a changing corporate environment.

Change in Par Value

“Par Value” is a dollar value assigned to shares of stock, which is the minimum amount for which each share may be sold. Historically, the concept of par value and the stated capital of a company were to protect creditors and senior security holders by ensuring that a company received at least the par value as consideration for issuance of its shares. Over time, these concepts have lost their significance for the most part. The Company’s Articles of Incorporation currently provides that the par value of the Company’s Common Stock is $0.0001 per share. Following the Reverse Stock Split, the par value would increase to $0.002 per share, if no other action were taken. The Board believes that the adjustment in the par value of the Company’s Common Stock from $0.002 per share to $0.0001 per share will cause the Company’s par value to be similar to the par value per share of the common stock of other similar public companies.

Effect on Voting Rights of, and Dividends on, Common Stock

Proportionate voting rights and other rights of the holders of Common Stock will not be affected by either the Increase in Authorized Shares or the related adjustment in the par value of the Company’s Common Stock. The percentage of outstanding shares owned by each stockholder prior to the par value adjustment will remain the same, except for adjustment as a consequence of rounding up of any fractional shares created by the Reverse Stock Split. See “Fractional Shares” above.

We do not believe that either the Increase in the Authorized Shares or par value adjustment will have any effect with respect to future distributions, if any, to our stockholders.

No Appraisal Rights

Our stockholders will not have any right to elect to have the fair value of their shares judicially appraised and paid to them in cash in connection with, or as a result of, the Increase in Authorized Shares and related par value adjustment.

Effective Date of the Increase in Authorized Shares and Par Value Adjustment

The Increase in Authorized Shares and related par value adjustment will become effective at the Effective Time, but in no event prior to the end of the 20-day period following the date on which this Information Statement is mailed first to our stockholders and following the notice to FINRA.

ACTION THREE: NAME CHANGE

The Board believes it to be in the best interests of the Company and its stockholders to change the name since its existing name reflects the former business of the Company while under its prior ownership and management and is not reflective of its business today. The change in name will avoid confusion with any company formed by the former ownership and management of the Company and is required under the terms of the stock purchase agreement pursuant to which the Majority Stockholder acquired her interest.

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee, or any other person, has any substantial interest, direct or indirect, in the Corporate Actions that is not shared by all other stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to the Company with respect to the beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act) of the outstanding Common Stock of the Company as of _____________, 2017 by: (1) each person known by the Company to beneficially own 5% or more of any class of the Company’s outstanding Common Stock; (2) each of the named executive officers as defined in Item 402(a)(3) of Regulation S-K; (3) each of the Company’s directors; and (4) all of the Company’s named executive officers and directors as a group. As of November 9, 2017, there were a total of 36,209,002 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote on matters on which holders of voting stock of the Company are eligible to vote.

The number of shares beneficially owned is determined under the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which a person or entity has sole or shared voting power or investment power plus any shares which such person or entity has the right to acquire within sixty days of __________, 2017 through the exercise or conversion of any stock option, convertible security, warrant or other right. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Set forth in the table below is information as of ________________, 2017 with respect to the beneficial ownership of Common Stock by our directors, and Named Executive Officers.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Ownership
Yingying Zhou 4th Floor, Section D, Pioneering Park Guanlan Dafu Industrial Zone Shenzhen, Guangdong, China	32,100,000	88.65%
Lin Wang 4th Floor, Section D, Pioneering Park Guanlan Dafu Industrial Zone Shenzhen, Guangdong, China	0
Lei Qiao 4th Floor, Section D, Pioneering Park Guanlan Dafu Industrial Zone Shenzhen, Guangdong, China	0
Jiancong Chen 4th Floor, Section D, Pioneering Park Guanlan Dafu Industrial Zone Shenzhen, Guangdong, China	0
All directors and officers as a group	32,100,000	88.65%

(1)	Following the Effective Time and the effectiveness of the Reverse Stock Split, the number of shares held by Ms. Yingying and the directors and officers as a group will be reduced to 1,605,000 but the percentage ownership of the Common Stock will remain at 88.65% of the total issued and outstanding shares of Common Stock.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at 100 F. Street, N.E., Washington DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F. Street, N.E., Washington DC 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

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You may request a copy of documents filed with or furnished to the SEC by us, at no cost, by writing IHO-Agro International, Inc. at 4th Floor, Section D, Jinhao Pioneering Park, Guanlan Dafu Industrial Zone, Shenzhen, Guangdong, China 86-0755 ATTN: Zhou Yingying or calling the Company at 86-0755-29737673.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 4th Floor, Section D, Jinhao Pioneering Park, Guanlan Dafu Industrial Zone, Shenzhen, Guangdong, China 86-0755 ATTN: Zhou Yingying or calling the Company at 86-0755-29737673.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, the address and phone number in the preceding paragraph. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the address or phone number provided in the preceding paragraph.

MISCELLANEOUS

Additional copies of this Information Statement may be obtained at no charge by writing to us at 4th Floor, Section D, Jinhao Pioneering Park, Guanlan Dafu Industrial Zone, Shenzhen, Guangdong, China 86-0755 ATTN: Zhou Yingying.

NO ADDITIONAL ACTION IS REQUIRED BY OUR STOCKHOLDERS IN CONNECTION WITH THESE ACTIONS. HOWEVER, SECTION 14C OF THE EXCHANGE ACT REQUIRES THE MAILING TO OUR STOCKHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST TWENTY (20) DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.

IHO-Agro International, Inc.

/s/ Zhou Yingying
Zhou Yingying
Chairman & Chief Executive Officer

_______________, 2017

12

ANNEX A

CERTIFICATE OF AMENDMENT

TO ARTICLES OF INCORPORATION OF

IHO-AGRO INTERNATIONAL, INC.

13

WRITTEN CONSENT OF THE BOARD OF DIRECTORS

OF

IHO AGRO INERNATIONAL, INC.

November 9, 2017

The undersigned, being all of the members of the Board of Directors (the “Board”) of IHO Agro International, Inc., a Nevada corporation (the “Corporation”), do hereby consent that when all of the undersigned have executed this Written Consent or a counterpart thereof, such counterparts when taken together shall constitute one and the same Written Consent, the resolutions set forth below shall be deemed to have been adopted to the same extent and to have the same force and effect as if adopted by the Corporation’s Board at a meeting duly called and held for purposes of acting upon proposals to adopt such resolutions.

WHEREAS, the Board deems it advisable and generally in the Corporation’s best interests to effect a 1-for-20 reverse stock split of its common stock, par value $0.0001 per share (the “Old Common Stock”), with resulting fractional shares to be rounded up to the next higher whole number of shares (the “Reverse Split”), resulting in cost savings to the Corporation;

WHEREAS, the Board deems it advisable and generally in the Corporation’s best interests to increase the number of authorized shares of capital stock of the Corporation (“Capitalization Increase”) to 150,000,000 million shares of capital stock, comprised of 150,000,000 shares of Common Stock, par value $0.0001 per share ( the “New Common Stock” or the “Common Stock”) and to decrease the par value of the Common Stock as would otherwise be in effect as a result of the Reverse Split to the par value of the Old Common Stock;

WHEREAS, the Board also deems it advisable and generally in the Corporation’s best interests to change the name of the Corporation to Grandwon Corp. and to seek a corresponding ticker symbol change with FINRA (the “Name Change”);

WHEREAS, the Board deems it to be in the best interest of the Corporation to file with the Secretary of State of Nevada a Certificate of Amendment (the “Certificate of Amendment”) to the Articles of Incorporation of the Corporation to effect the Reverse Split, the Capitalized Increase and the Name Change (collectively, the “Corporate Actions”);

NOW THEREFORE, BE IT RESOLVED, that the Board hereby approves the Certificate of Amendment in the form attached hereto as Exhibit A and the Corporate Actions; and be it

FURTHER RESOLVED, that the Board hereby directs that the Certificate of Amendment and the Corporate Actions be submitted to the stockholders of the Corporation for their consideration and approval, and recommends that the Corporation’s stockholders approve the Articles of Amendment and the Corporate Actions; and be it

FURTHER RESOLVED, that, upon the approval of the Certificate of Amendment and the Corporate Actions by the stockholders of the Corporation, the Corporation shall prepare an Information Statement pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C thereunder (the “Information Statement”), to notify the Corporation’s stockholders of the stockholders’ approval of the Certificate of Amendment and the Corporate Actions; and be it

FURTHER RESOLVED, that the officers of the Corporation shall mail or otherwise deliver, or cause the mailing or delivery of the Information Statement to each of the Corporation’s common stockholders of record as of November 9, 2017 (the “Record Date”); and be it

FURTHER RESOLVED, that, upon the approval of the Certificate of Amendment and the Corporate Actions by the stockholders of the Corporation, the proper officers of the Corporation be and hereby are authorized, empowered and directed to execute and file on the Corporation’s behalf the Certificate of Amendment with the Secretary of State of Nevada with such effective date as the Chief Executive Officer of the Corporation deems appropriate; provided, however, that pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, the Certificate of Amendment and the Corporate Actions shall become effective no sooner than twenty (20)days after the Information Statement is mailed to the Corporation’s stockholders of record as of the Record Date; and be it

FURTHER RESOLVED, that officers of the Company shall cause the Corporate Action to be filed with FINRA and that the final effectiveness of the Corporate Actions shall be upon approval and effectuation of same with FINRA; and be it

FURTHER RESOLVED, that the proper officers of the Corporation be, and each of them hereby is, in accordance with the foregoing resolutions, authorized, empowered and directed, in the name and on behalf of the Corporation, to prepare, execute and deliver, or cause to be prepared, executed and delivered, any and all agreements, amendments, certificates, reports, applications, notices, instruments, schedules, statements, consents, letters or other documents and information and to do or cause to be done any and all such other acts and things as, in the opinion of any such officer, may be necessary, appropriate or desirable in order to enable the Corporation fully and promptly to carry out the purposes and intent of the foregoing resolutions, to make any filings pursuant to federal, state and foreign laws, and to take all other actions that he or she deems necessary, appropriate or advisable in order to comply with the applicable laws and regulations of any jurisdiction (domestic or foreign), or otherwise to effectuate and carry out the purposes of the foregoing resolutions and to permit the transactions contemplated thereby to be lawfully consummated, and any such action taken or any agreements, amendments, certificates, reports, applications, notices, instruments, schedules, statements, consents, letters or other documents and information executed and delivered by them or any of them in connection with any such action shall be conclusive evidence of their or his authority to take, execute and deliver the same; and be it

FURTHER RESOLVED, that each of the proper officers of the Corporation is authorized, empowered and directed, in the name and on behalf of the Corporation, to take or cause to be taken any and all such further actions and to prepare, execute and deliver or cause to be prepared, executed and delivered all such further agreements, documents, certificates and undertakings, and to incur all such fees and expenses, as in his or her judgment shall be necessary, appropriate or advisable to carry out and effectuate the purpose and intent of any and all of the foregoing resolutions; and be it

FURTHER RESOLVED, that all actions previously taken by any officer, director, representative or agent of the Corporation, in the name or on behalf of the Corporation or any of its affiliates in connection with the transactions contemplated by the foregoing resolutions be, and each of the same hereby is, adopted, ratified, confirmed and approved in all respects as the act and deed of the Corporation; and be it

FURTHER RESOLVED, that the Board hereby adopts, as if expressly set forth herein, the form of any and all resolutions required by any authority to be filed in connection with any applications, reports, filings, consents to service of process, powers of attorney, covenants and other papers, instruments and documents relating to the matters contemplated by the foregoing resolutions if (i) in the opinion of a proper officer of the Corporation executing the same, the adoption of such resolutions is necessary or advisable, and (ii) the secretary or an assistant secretary of the Corporation evidences such adoption by inserting with the minutes of the meeting at which these resolutions were adopted copies of such resolutions, which will thereupon be deemed to be adopted by the Board with the same force and effect as if originally set forth herein.

Dated: November 9, 2017

BOARD OF DIRECTORS:

/s/ Zhou Yingying
Zhou Yingying
/s/ Lei Qiao
Lei Qiao

2

Exhibit A

CERTIFICATE OF AMENDMENT

TO THE ARTICLES OF INCORPORATION

OF

IHO-AGRO INTERNATIONAL, INC.

(Reverse Stock Split, Increase in Authorized Capital Stock & Name Change)

Pursuant to Sections 78.385 and 78.390 of the Nevada Revised Statutes, IHO-Agro International, Inc., a Nevada corporation (the “Corporation”), hereby amends pursuant to this certificate of amendment (“Certificate of Amendment”) its articles of incorporation (as so amended, the “Articles”), as follows:

A.	Capitalization Increase; Increase in Par Value of Common Stock. Upon the Effective Time (as defined below) of this Certificate of Amendment, the Authorized Stock will be and hereby is amended to delete the current number of authorized shares and replace it as follows:

3.	Authorized Capital Stock. The aggregate number of shares which the Corporation shall have the authority to issue is 150,000,000 shares, of which 150,000,000 shares shall be Common Stock, par value $0.0001 per share (the “Common Stock”) and to decrease the par value of the Common Stock to the par value as would otherwise be in effect as a result of the Reverse Split to the par value of the Old Common Stock.

(a)	Rights of Holders of Common Stock. The following rights, powers, privileges and restrictions, qualifications and limitations apply to the Common Stock:

(1)	Voting. The holders of the Common Stock are entitled to one (1) vote for each share of Common Stock held at all meetings of stockholders (and written actions in lieu of meetings). Unless required by law, there shall be no cumulative voting. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes represented by all outstanding shares of capital stock of the Corporation entitled to vote.

B.	Reverse Stock Split. Upon the Effective Time of this Certificate of Amendment, the Corporation will effect a Reverse Stock Split pursuant to which each one (1) share of the Corporation’s common stock, par value $$0.0001 per share (“Old Common Stock”) issued and outstanding immediately prior to the Effective Time will be and hereby is automatically reclassified and changed (without any further act) into 1/20th of a validly issued, fully-paid and non-assessable share of Common Stock (the “New Common Stock”), without increasing or decreasing the par value thereof, provided that no fractional shares shall be issued in respect of any shares of Common Stock held by any holder, and that, instead of issuing such fractional shares, the Corporation shall round up any partial shares to the next highest whole share. No cash will be paid or distributed as a result of the Reverse Stock Split. Each certificate representing shares of Old Common Stock shall thereafter represent the number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificated were reclassified and converted hereby.

C.	Name Change. Upon the Effective Time of this Certificate of Amendment, Article I of the Articles will be, and is hereby amended and restated in its entirety to read as follows:

Article I – NAME OF CORPORATION

The name of the corporation is Grandwon Corp.

D.	Authority to Amend. These Articles of Amendment were adopted by the unanimous consent of the Corporation’s Board of Directors in lieu of meeting on November 9, 2017 and duly approved by the Corporation’s stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power of the Corporation’s capital stock on November 9, 2017 as required by law and the Corporation’s Articles. The number of votes cast for the Certificate of Amendment by the stockholders was sufficient for approval.

D.	Effective Time. The effective time of this Certificate of Amendment shall be the close of business on the date of approval by the Financial Industry Regulatory Authority (FINRA) as reflected in a Form 8-K to be filed by the Corporation with the Securities and Exchange Commission but in no event more than ninety (90) days after the date of filing with the Nevada Secretary of State (“Effective Time”).

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment as of November 9, 2017.

IHO-Agro International, Inc.

By:	/s/ Zhou Yingying
Name:	Zhou Yingying
Title:	Chief Executive Officer

WRITTEN CONSENT IN LIEU OF MEETING

OF THE HOLDER OF A MAJORITY OF THE VOTING STOCK

OF

IHO-AGRO INTERNATIONAL, INC.

November 9, 2017

The undersigned, being the holder of a majority of the voting shares of IHO-Agro International Inc., a Nevada corporation (the “Corporation”), hereby adopts the following resolution by written consent of the stockholders of the Corporation in lieu of a meeting:

RESOLVED, that the undersigned stockholder hereby ratifies and approves the November 9, 2017 actions of the Board of Directors of the Corporation set forth above with respect to:

(i)	An increase in the authorized shares of capital stock of the Corporation to 150,000,000 shares of which 150,000,000 shares shall be Common Stock, par value $0.0001 per share (the “Common Stock”), and

(ii)	A 1-for-20 reverse stock split (the “Reverse Split”) of the Corporation’s common stock, par value $0.0001 per share (“Common Stock”), with fractional shares to be rounded up to the next higher whole number of shares;

(iii)	The change of the name of the Corporation to Grandwon Corp.

IN WITNESS WHEREOF, the undersigned, being the holder of majority of the shares of the voting stock of the Corporation, has executed this written consent as of the date written above.

Stockholder	No. of Shares Owned	Percentage of Voting Shares

Zhou Yingying	32,100,000	88.65%

ZHOU YINGYING

/s/ Zhou Yingying
Zhou Yingying, as majority stockholder

CERTIFICATE OF SECRETARY

IHO-AGRO INTERNATIONAL, INC.

The undersigned, Zhou Yingying, Secretary of IHO-Agro International, Inc., a Nevada corporation (the “Company”), does hereby certify as follows on behalf of the Company that (i) the Written Consent of the Board of Directors (the “Board”) with an effective date of November 9, 2017 attached hereto (the “Director Written Consent”) is a true and correct copy of the Director Written Consent adopted by the Board, (ii) the Written Consent of the Holder of a Majority of the Stock of the Company (the “Majority Stockholder”) with an effective date of November 9, 2017 attached hereto (the “Stockholder Written Consent;” and together with the Director Written Consent, the “Written Consents”)) is a true and correct copy of the Stockholder Written Consent adopted by the Majority Stockholder and (iii) the Certificate of Amendment (“Certificate of Amendment”) of the Articles of Incorporation of the Company attached hereto is a true and correct copy of the Certificate of Amendment duly adopted and approved by the Board and the Majority Stockholder pursuant to the Written Consents. The Written Consents and the Certificate of Amendment have not been amended, modified or rescinded, and each remains in full force and effect as of the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on this 9th day of November 2017.

IHO-AGRO INTERNATIONAL, INC.

/s/ Zhou Yingying
Zhou Yingying
Secretary

STATE OF _____________

COUNTY OF ___________

Sworn to and subscribed before me this 9th day of November, 2017, by _____________________, who is personally known to me or who has produced ___________________ as identification.

Notary’s Signature ________________________________

Print Notary’s Name ______________________________
NOTARY PUBLIC, State of _________

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